UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2021

TEXAS CAPITAL BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34657	75-2679109
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2000 McKinney Avenue, Suite 700, Dallas, Texas, U.S.A.
(Address of principal executive offices)

75201

(Zip Code)

Registrant’s telephone number, including area code: (214) 932-6600

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TCBI	Nasdaq Stock Market
6.50% Non-Cumulative Perpetual Preferred Stock Series A, par value $0.01 per share	TCBIP	Nasdaq Stock Market
5.75% Non-Cumulative Perpetual Preferred Stock Series B, par value $0.01 per share	TCBIO	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On May 6, 2021, Texas Capital Bancshares, Inc. (the “Company”) issued and sold $375,000,000 aggregate principal amount of 4.000% Fixed-to-Fixed Rate Subordinated Notes due 2031 (the “Notes”). The Notes were offered and sold pursuant to the Company’s registration statement on Form S-3 (Registration No. 333-252978) (the “Registration Statement”) filed with the Securities and Exchange Commission on February 11, 2021, and the prospectus contained therein, as supplemented by the prospectus supplement dated April 29, 2021. The Company received $371,718,750 in proceeds, before offering expenses, from the sale of the Notes.

The Notes were issued pursuant to an Indenture, dated September 21, 2012 (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated May 6, 2021 (the “First Supplemental Indenture” and together with the Base Indenture, the “Indenture”), between the Company and U.S. Bank National Association, as trustee (the “Trustee”). A copy of the First Supplemental Indenture is filed as Exhibit 4.1 to this Current Report on Form 8-K, which is incorporated herein by reference. The Form of the Note, which is included in Exhibit 4.1, is filed as Exhibit 4.2, which is incorporated hereby by reference. A copy of the opinion of Sullivan & Cromwell LLP, is filed as Exhibit 5.1 to this Current Report on Form 8-K, which is incorporated herein by reference. The consent of Sullivan & Cromwell LLP, which is included in Exhibit 5.1, is filed as Exhibit 23.1, which is incorporated herein by reference.

This Current Report on Form 8-K is being filed for the purpose of filing Exhibits 4.1, 4.2, 5.1 and 23.1 as exhibits to the Registration Statement and such exhibits are hereby incorporated by reference into the Registration Statement.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

4.1	First Supplemental Indenture, dated May 6, 2021, between the Company and the Trustee.

4.2	Form of Note (included in Exhibit 4.1).

5.1	Opinion of Sullivan & Cromwell LLP.

23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 6, 2021	TEXAS CAPITAL BANCSHARES, INC.

	By:	/s/ Julie Anderson
Julie Anderson
Chief Financial Officer